April 30, 2026
Summary Prospectus
Hartford Capital Appreciation HLS Fund
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the section entitled “Further Information on the Funds - Purchase and Redemption of Fund Shares” in the Fund’s statutory prospectus.
Class IA	Class IB	Class IC
HIACX	HIBCX	HCPCX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html#hls. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated April 30, 2026, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus. This summary prospectus should be read together with your variable contract prospectus (or other disclosure document) or plan documents.
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	IA	IB	IC
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	None	0.25%	0.25%
Total other expenses	0.03%	0.03%	0.28%
Administrative services fee	None	None	0.25%
Other expenses	0.03%	0.03%	0.03%
Total annual fund operating expenses	0.68%	0.93%	1.18%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
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You invest $10,000
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Your investment has a 5% return each year
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The Fund’s operating expenses remain the same
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You reinvest all dividends and distributions
Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$69	$218	$379	$847
IB	$95	$296	$515	$1,143
IC	$120	$375	$649	$1,432

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in common stocks. The Fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Fund’s portfolio managers select stocks from an investment universe populated by multiple fundamental equity investment teams at the sub-adviser, Wellington Management Company LLP (“Wellington Management”), with different investment approaches and styles. Each fundamental equity team has a distinct investment philosophy and analytical process to identify securities. The Fund’s investment universe represents a wide range of investment philosophies, companies, industries and market capitalizations. The Fund’s portfolio managers choose a subset of companies from the investable universe for inclusion in the portfolio to seek to create a portfolio of high conviction stocks based on the views of the fundamental equity investment teams. The Fund’s portfolio managers also may invest a portion of the Fund’s assets in securities that it believes may complement the Fund’s total risk profile. The Fund’s portfolio managers do not allocate a set percentage to any investment style or security but instead seek a flexible and diversified Fund profile. The Fund’s portfolio managers also use quantitative portfolio construction tools as part of their process. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market. The Fund may trade portfolio securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events (or threat thereof), such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in the analysis, the weights placed on each factor, and changes in the historical trends of the factors.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the

Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below provides some indication of the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns for the Fund in the bar chart and table:
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Assume reinvestment of all dividends and distributions
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Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.
The bar chart:
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Shows how the Fund’s total return has varied from year to year
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Shows the returns of Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	20.62%	June 30, 2020
Worst Quarter Return	-19.98%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. Effective March 31, 2026, the S&P 500 Index replaced the Russell 3000 Index as the Fund’s primary performance index and regulatory index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. Effective as of March 31, 2026, the Russell 3000 Index serves as a secondary performance index.
Average annual total returns for periods ending December 31, 2025
Share Classes	1 Year	5 Years	10 Years
Class IA	13.72%	9.96%	11.93%
Class IB	13.42%	9.68%	11.64%
Class IC	13.16%	9.41%	11.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016
Veenu Ramchandani, CFA	Managing Director and Portfolio Manager	2022

PURCHASE AND SALE OF FUND SHARES. Class IA shares and Class IB shares of the Fund generally may only be purchased or redeemed through variable contracts and qualified pension plans or retirement plans. Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. Class IC shares of the Fund currently may only be purchased or redeemed through variable contracts. For more information, please see the section entitled “Further Information on the Funds - Purchase and Redemption of Fund Shares” in the Fund’s statutory prospectus.
Class IA shares, Class IB shares, and Class IC shares of the Fund do not have any initial or subsequent investment minimums. Any initial or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund and its related companies may make payments to insurance companies (or their affiliates), plan sponsors and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial intermediary or visit your financial intermediary’s website for more information.
4 April 30, 2026 HLSSUM-CA_04302026